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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 4, 2004
                                                           ------------



                              110 Media Group, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          0-29462                                  13-4127624
--------------------------      ----------------------------------------------
(Commission  File  Number)            (IRS  Employer Identification No.)



            95 Broadhollow Road, Suite 101, Melville, New York 11747
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (631) 385-0007
                                 --------------
              (Registrant's telephone number, including area code)


                                  Dominix, Inc.
                                  -------------
                   (Former name, address and telephone number)



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ITEM  3. CHANGE OF CONTROL OF REGISTRANT

         Effective May 24, 2004, Raymond Barton, the Company's Chief Executive Officer, became Chairman of the Board of Directors and Timothy Schmidt, the Company's President, became a member of the Board of Directors. Effective with these appointments, Andrew J. Schenker, resigned as Chairman of the Board of Directors.

ITEM  5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 4, 2004, the Registrant issued a press release concerning changing its name to 110 Media Group, Inc. and effecting a reverse split of its common stock on the basis of one (1) share-for-two hundred (200) shares. The Registrant's trading symbol on the OTC-Bulletin Board changed to OTEN. A copy of the press release issued by the Registrant concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

Exhibit Number    Description of Documents

99.1 Press Release dated June 4, 2004 announcing name change to 110 Media Group, Inc., trading symbol change and reverse split.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            110 MEDIA GROUP, INC.

                                            /s/ Raymond Barton
                                            -------------------------
                                            Raymond Barton


Date:   June 4, 2004